SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 29, 1997

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                               04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts     02108
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

       None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On January 29, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 26 thereof (the "Partnership"), completed various agreements relating to East Park Apartments II Limited Partnership, a Minnesota limited partnership (the "Operating Partnership"), including a Second Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of January 1, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Dilworth, Minnesota which is known as East Park Apartments (the "Apartment Complex"). The Apartment Complex consists of 1 one-bedroom unit, 17 two-bedroom units and 6 three-bedroom units. Construction of the Apartment Complex commenced in March 1996 was substantially completed in September 1996. The Apartment Complex is currently fully occupied.

    Construction and permanent financing in the amount of $600,000
(the "Mortgage Loan"53118") has been provided by American Federal Bank pursuant to a promissory note, mortgage and related documentation, each dated March 27, 1996. During the seven-month term of the construction phase of the Mortgage Loan, the interest rate was the lender's index rate plus 4%. The permanent phase of the Mortgage Loan, which has a maturity date of October 1, 2021, has an interest rate of the Lender's index rate plus 3.5%. The guarantors of the Mortgage Loan are Norman
E. Triebwasser and George Gaukler. The Operating Partnership has also received Tax Increment Financing in the amount of $65,000.

    100% of the apartment units (24 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is Prairie West, Inc., a North Dakota corporation owned by George Gaukler and Norman Triebwasser. The
General Partner specializes in the development of multi-family housing that qualifies for tax credits and has developed in excess of 900 such apartment units.

    Valley Rental Service, a subsidiary of Valley Realty, Inc. which is owned by George Gaukler, serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent has been involved in the Tax Credit program since its inception and currently has 26 apartment complexes receiving tax credits under management. The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross revenues received during the previous month.

    The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $525,631 which is payable in four (4) installments as follows:


$262,815
on the latest to occur of (i) Admission Date, (ii)
Tax Credit Set Aside, (iii) Permanent Mortgage
Commitment, (iv) Construction Mortgage Closing, or
(v) Carryover Certification;



$131,408
on upon the latest to occur of (i) the Completion
Date, (ii) Cost Certification, (iii) State
Designation or (iv) receipt of a updated title policy by the Investment Limited Partner;



$111,408
on the latest to occur of (i) the Initial 100%
Occupancy Date, (ii) Permanent Mortgage
commencement, or (iii) Rental Achievement; and



$20,000
upon receipt of a tax return for the year in which Rental Achievement occurs.


    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $884,900 of Tax Credits during the 10-year period commencing in 1997, of which $876,051 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:

                      Normal             Capital           Cash
                      Operations         Transactions      Flow

General Partner        1%               50%                 80%

Partnership           99%               49.999%             20%

Special Limited        0%                 .001%              0%
Partner

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

 Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i)
$3,000 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of the Operating Partnership Agreement.  To the extent Cash
Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Construction and Development Fee to the General Partner (or its designee) in the amount of $65,000 for its service in connection with the construction and development of the Apartment Complex. The Construction and Development Fee is payable from the Partnership's second installment of Capital Contribution to the Operating Partnership. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $3,000 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c) Exhibits. Page

(1)(a)1 Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant
(including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a) Second Amended and Restated Agreement and
Certificate of Limited Partnership of East Park
Apartments II Limited Partnership

(2)(b) Certification and Agreement of East Park
Apartments II Limited Partnership

(4)(a)2  Agreement of Limited Partnership of the
Partnership

(16) None

(17) None

(21) None

(24) None

(25) None

(28) None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:  Boston Capital Associates IV L.P.,
its General Partner


By:  C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:  /s/Herbert F. Collins
Herbert F. Collins, Partner



BOS2: 52702_1
17537/1229